UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2011
CRYOPORT, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20382 Barents Sea Circle, Lake Forest, California	92630

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 470-2300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.
On September 22, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of CryoPort, Inc. (the “Company”), the Company’s stockholders adopted and approved the CryoPort, Inc. 2011 Stock Incentive Plan (the “2011 Incentive Plan”), which previously had been approved by the Compensation Committee of the Company’s Board of Directors on July 19, 2011, subject to stockholder approval. The 2011 Incentive Plan provides for the grant of incentive stock options, nonqualified stock options and stock grant awards (collectively, “Awards”) to employees, officers, non-employee directors and consultants of the Company. The Company’s Compensation Committee has the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the 2011 Incentive Plan, subject to the limitations and other provisions of the 2011 Incentive Plan.
A total of 2,300,000 shares of the Company’s common stock are authorized for the granting of Awards under the 2011 Incentive Plan. The number of shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the 2011 Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.
Awards may be granted under the 2011 Incentive Plan until September 21, 2021 or until all shares available for Awards under the 2011 Incentive Plan have been purchased or acquired unless the stockholders of the Company vote to approve an extension of the 2011 Incentive Plan prior to such expiration date.
This summary of the 2011 Incentive Plan is qualified in its entirety by reference to the full text of the 2011 Incentive Plan, a copy of which is attached as Exhibit B to the Company’s Definitive Proxy for its 2011 Annual Stockholders Meeting filed with the Securities and Exchange Commission on August 15, 2011 and incorporated herein by this reference. In addition, a more detailed summary of the 2011 Incentive Plan can be found in such Definitive Proxy Statement, which is incorporated herein by this reference. Copies of the form of Incentive Stock Option Award Agreement and form of Non-Qualified Stock Award Agreement under the 2011 Incentive Plan are attached hereto as Exhibits 10.37 and 10.38, respectively, and incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.37	Form of Incentive Stock Option Award Agreement under the CryoPort, Inc. 2011 Stock Incentive Plan

10.38	Form of Non-Qualified Stock Option Award Agreement under the CryoPort, Inc. 2011 Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.
Date: September 27, 2011	By:	/s/ Larry G. Stambaugh
Larry G. Stambaugh
Chief Executive Officer and Chairman

Exhibit Index

Exhibit No.	Description
10.37	Form of Incentive Stock Option Award Agreement under the CryoPort, Inc. 2011 Stock Incentive Plan

10.38	Form of Non-Qualified Stock Option Award Agreement under the CryoPort, Inc. 2011 Stock Incentive Plan